UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 15, 2007
ARCHER-DANIELS-MIDLAND COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-44 (Commission File Number)	41-0129150 (IRS Employer Identification No.)

4666 Faries Parkway Decatur, Illinois (Address of principal executive offices)	62526 (Zip Code)
Registrant’s telephone number, including area code: (217) 424-5200
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02 Unregistered Sales of Equity Securities.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Indenture
Registration Rights Agreement
Purchase Agreement

Item 1.01. Entry into a Material Definitive Agreement.
On February 15, 2007, Archer-Daniels-Midland Company (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) under which it agreed to sell $1,150,000,000 aggregate principal amount of its 0.875% Convertible Senior Notes due 2014 (the “Notes”) to Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Barclays Capital Inc., BNP Paribas Securities Corp., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and HSBC Securities (USA) Inc. (collectively, the “Initial Purchasers”). The net proceeds from the offering, after deducting the Initial Purchasers’ discount and the estimated offering expenses payable by the Company, are expected to be approximately $1.134 billion. A copy of the Purchase Agreement is attached hereto as Exhibit 10.1, is incorporated herein by reference, and is hereby filed; the description of the Purchase Agreement in this report is a summary and is qualified in its entirety by the terms of the Purchase Agreement.
The closing of the sale of the Notes occurred on February 22, 2007. The Notes and the shares of the Company’s common stock without par value (the “Common Stock”), issuable in certain circumstances upon conversion of the Notes, have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Company offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchasers then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement.
The Notes are governed by an indenture, dated as of February 22, 2007 (the “Indenture”), between the Company and The Bank of New York, as trustee (the “Trustee”). A copy of the Indenture is attached hereto as Exhibit 4.1, is incorporated herein by reference, and is hereby filed; the descriptions of the Indenture and the Notes in this report are summaries and are qualified in their entirety by the terms of the Indenture and Notes, respectively.
The Notes will be convertible into cash and, if applicable, shares of Common Stock based on a conversion rate of 22.8343 shares of Common Stock per $1,000 principal amount of Notes (which is equal to an initial conversion price of approximately $43.79 per share), subject to adjustment, only under the following circumstances: (1) during any calendar quarter beginning after March 31, 2007 (and only during such calendar quarter), if the closing price of the Common Stock for at least 20 trading days in the 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is more than 140% of the applicable conversion price per share, which is $1,000 divided by the then applicable conversion rate; (2) during the five consecutive business days immediately after any five consecutive trading day period (the “Note Measurement Period”) in which the average trading price per $1,000 principal amount of the notes was equal to or less than 98% of the average conversion value of the notes during the Note Measurement Period; (3) if specified distributions to holders of the Common Stock are made or specified corporate transactions occur, as set forth in the Indenture; and (4) at any time on or after January 15, 2014, through the business day preceding the stated maturity date. Upon conversion, a holder will receive for each $1,000 principal amount of Notes an amount in cash equal to the lesser of (i) $1,000 and (ii) the conversion value, determined in the manner set forth in the Indenture. If the conversion value exceeds $1,000 on the conversion date, the Company will also deliver, at its election, cash or Common Stock or a combination of cash and Common Stock for the conversion value in excess of $1,000.
The Notes will bear interest at a rate of 0.875% per year, payable semiannually in arrears in cash on February 15 and August 15 of each year, beginning on August 15, 2007. The Notes will mature on February 15, 2014.
The holders of the Notes who convert their Notes in connection with a change in control, as defined in the Indenture, may be entitled to a make-whole premium in the form of an increase in the conversion rate. Additionally, in the event of a change in control, the holders of the Notes may require the Company to purchase all or a portion of their Notes at a purchase price equal to 100% of the principal amount of Notes, plus accrued and unpaid interest, if any.
The Notes will rank equal in right of payment to all of the Company’s other existing and future senior unsecured indebtedness. The Notes will rank senior in right of payment to all of the Company’s existing and future subordinated indebtedness and effectively subordinated in right of payment to all of its subsidiaries’ obligations (including secured and unsecured obligations) and effectively subordinated in right of payment to its secured obligations to the extent of the assets securing such obligation.
In connection with the sale of the Notes, the Company entered into a registration rights agreement, dated as of February 22, 2007, with the Initial Purchasers (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Company has agreed to use its reasonable efforts to cause to become effective within 220 days after the closing of the offering of the Notes, a shelf registration statement with respect to the resale of the Notes and the shares of Common Stock issuable upon conversion of the Notes. The Company will use its reasonable efforts to keep the shelf registration statement effective for a period of two years after the closing of the offering of the Notes or until the earlier of (i) the sale or transfer pursuant to a shelf registration statement of all of the Notes and Common Stock issuable upon conversion of the Notes, and (ii) the date when holders (other than holders that are the Company’s “affiliates”) of the Notes and Common Stock issuable upon conversion of the Notes are able to sell all such securities immediately without restriction. The Company will be required to pay additional interest, subject to some limitations, to the holders of the Notes if it fails to comply with its obligations to register the Notes and the Common Stock issuable upon conversion of the Notes. A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.2, is incorporated herein by reference, and is hereby filed; the description of the Registration Rights Agreement in this report is a summary and is qualified in its entirety by the terms of the Registration Rights Agreement.
In connection with the sale of the Notes, the Company entered into convertible note hedge transactions with respect to its Common Stock (the “Purchased Call Options”) with Citibank, N.A., Deutsche Bank AG, JPMorgan Chase Bank, National Association, and Merrill Lynch International. The Purchased Call Options will cover, subject to customary anti-dilution adjustments, approximately 26.3 million shares of Common Stock at a strike price which corresponds to the initial conversion price of the Notes. The Company paid an aggregate amount of approximately $299 million of the proceeds from the sale of the Notes for the Purchased Call Options. Merrill Lynch International’s performance under the convertible note hedge transactions is guaranteed by Merrill Lynch & Co., Inc.

The Company also entered into separate warrant transactions whereby the Company has sold to the Dealers warrants to acquire, subject to customary anti-dilution adjustments, approximately 26.3 million shares of Common Stock (the “Sold Warrants”) at a strike price of $62.56 per share of Common Stock. The Sold Warrants will be exercisable and will expire in May and June of 2014. The Company received aggregate proceeds of approximately $170 million from the sale of the Sold Warrants. Merrill Lynch International’s performance under the warrant transactions is guaranteed by Merrill Lynch & Co., Inc.
The Purchased Call Options and Sold Warrants are separate contracts entered into by the Company with each of the Dealers, are not part of the terms of the Notes and will not affect the holders’ rights under the Notes. The Purchased Call Options are expected to offset the potential dilution upon conversion of the Notes in the event that the market value per share of the Common Stock at the time of exercise is greater than the strike price of the Purchased Call Options, which corresponds to the initial conversion price of the Notes and is simultaneously subject to certain customary adjustments.
If the market value per share of the Common Stock at the time of conversion of the Notes is above the strike price of the Purchased Call Options, the Purchased Call Options entitle the Company to receive from the Dealers net shares of Common Stock, cash or a combination of shares of Common Stock and cash, depending on the consideration paid on the underlying Notes, based on the excess of the then current market price of the Common Stock over the strike price of the Purchased Call Options. Additionally, if the market price of the Common Stock at the time of exercise of the Sold Warrants exceeds the strike price of the Sold Warrants, the Company will owe the Dealers net shares of Common Stock or cash, not offset by the Purchased Call Options, in an amount based on the excess of the then current market price of the Common Stock over the strike price of the Sold Warrants.
These transactions will generally have the effect of increasing the conversion price of the Notes to $62.56 per share of Common Stock, representing a 75% premium based on the closing price of the Company’s Common Stock on the New York Stock Exchange of $35.75 per share on February 15, 2007.
The Sold Warrants and the underlying Common Stock issuable upon exercise of the Sold Warrants have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On February 22, 2007, the Company issued $1,150,000,000 aggregate principal amount of the Notes. The Company offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchasers then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act.

The Notes will bear interest at a rate of 0.875% per year, payable semiannually in arrears in cash on February 15 and August 15 of each year, beginning on August 15, 2007. The Notes will mature on February 15, 2014.
The holders of the Notes who convert their Notes in connection with a change in control, as defined in the Indenture, may be entitled to a make-whole premium in the form of an increase in the conversion rate. Additionally, in the event of a change in control, the holders of the Notes may require the Company to purchase all or a portion of their Notes at a purchase price equal to 100% of the principal amount of Notes, plus accrued and unpaid interest, if any.
The Notes and the underlying Common Stock issuable upon conversion of the Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.
Additional terms and conditions are contained in Item 1.01 and are incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities.
On February 15, 2007, the Company agreed to sell $1,150,000,000 aggregate principal amount of the Notes to the Initial Purchasers in a private placement pursuant to exemptions from the registration requirements of the Securities Act. The net proceeds from the offering, after deducting the Initial Purchasers’ discount and the estimated offering expenses payable by the Company, were approximately $1.134 billion. The Initial Purchasers received an aggregate commission of $15.5 million in connection with the offering of the Notes.
The Company offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchasers then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement.
The Notes and the underlying Common Stock issuable upon conversion of the Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.
On February 15, 2007, pursuant to the Sold Warrants, the Company agreed to sell warrants to acquire, subject to customary anti-dilution adjustments, approximately 26.3 million shares of Common Stock at a strike price of $62.56 per share of Common Stock in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Company received aggregate proceeds of approximately $170 million from the sale of the Sold Warrants.

Additional information pertaining to the Notes and the Sold Warrants is contained in Item 1.01 and is incorporated herein by reference.
Neither the Sold Warrants nor the underlying Common Stock issuable upon conversion of the Sold Warrants have been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits The following exhibits are filed herewith:

4.1	Indenture, dated February 22, 2007, between Archer-Daniels-Midland Company and The Bank of New York, as trustee (including form of 0.875% Convertible Senior Note due 2014)

4.2	Registration Rights Agreement, dated February 22, 2007, among Archer-Daniels-Midland Company, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Barclays Capital Inc., BNP Paribas Securities Corp., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and HSBC Securities (USA) Inc.

10.1	Purchase Agreement, dated February 15, 2007, among Archer-Daniels-Midland Company, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Barclays Capital Inc., BNP Paribas Securities Corp., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and HSBC Securities (USA) Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER-DANIELS-MIDLAND COMPANY
Date: February 22, 2007	By	/s/ David J. Smith
David J. Smith
Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit	Description	Method of Filing
4.1	Indenture, dated February 22, 2007, between Archer-Daniels-Midland Company and The Bank of New York, as trustee (including form of 0.875% Convertible Senior Note due 2014)	Filed Electronically

4.2	Registration Rights Agreement, dated February 22, 2007, among Archer-Daniels-Midland Company, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Barclays Capital Inc., BNP Paribas Securities Corp., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and HSBC Securities (USA) Inc.	Filed Electronically

10.1	Purchase Agreement, dated February 15, 2007, among Archer-Daniels-Midland Company, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Barclays Capital Inc., BNP Paribas Securities Corp., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and HSBC Securities (USA) Inc.	Filed Electronically